                                                                   Exhibit 10.61

                               FIFTH AMENDMENT TO

                   PROVISIONAL WAIVER AND STANDSTILL AGREEMENT


         THIS FIFTH AMENDMENT to Provisional Waiver and Standstill Agreement (this "Fifth Amendment") is made and entered into as of the 23rd day of April, 2001, by the Lenders party to the Credit Agreement identified below and FIRST UNION NATIONAL BANK, as Agent for the Lenders, and RURAL/METRO CORPORATION, a corporation organized under the laws of Delaware (the "Borrower").

                              Statement of Purpose

         Pursuant to the Provisional Waiver and Standstill Agreement dated as of March 14, 2000 (as amended, restated, supplemented or otherwise modified, the "Waiver Agreement"), the Borrower, the Agent and the Lenders, each a party to the Amended and Restated Credit Agreement dated as of March 16, 1998 (as amended by the First Amendment dated as of June 30, 1998 and as further amended, restated, supplemented or otherwise modified, the "Credit Agreement"), agreed to waive the Acknowledged Defaults provisionally for a period of 30 days after March 14, 2000 and to defer the exercise of remedies during such period, subject to the express terms and provisions of the Waiver Agreement.

         Pursuant to the First Amendment to the Provisional Waiver and Standstill Agreement dated as of April 13, 2000 (the "First Amendment"), the Borrower, the Lenders and the Agent agreed, among other things, to continue to waive the Acknowledged Defaults provisionally until July 14, 2000, or earlier if certain other specified events occur, and to continue negotiations with the Agent and the Lenders to amend or otherwise restructure the Credit Agreement.

         Pursuant to the Second Amendment to the Provisional Waiver and Standstill Agreement dated as of July 14, 2000 (the "Second Amendment"), the Borrower, the Lenders and the Agent agreed, among other things, to further continue to waive the Acknowledged Defaults provisionally until October 16, 2000, or earlier if certain other specified events occur, and to further continue negotiations with the Agent and the Lenders to amend or otherwise restructure the Credit Agreement.

         Pursuant to the Third Amendment to the Provisional Waiver and Standstill Agreement dated as of October 16, 2000 (the "Third Amendment"), the Borrower, the Lenders and the Agent agreed, among other things, to further continue to waive the Acknowledged Defaults provisionally until January 31, 2001, or earlier if certain other specified events occur, and to further continue negotiations with the Agent and the Lenders to amend or otherwise restructure the Credit Agreement.

         Pursuant to the Fourth Amendment to the Provisional Waiver and Standstill Agreement dated as of January 31, 2001 (the "Fourth Amendment"), the Borrower, the Lenders and the Agent agreed, among other things, to further continue to waive the Acknowledged Defaults provisionally until April 15, 2001, or earlier if certain other specified events occur, and to further continue negotiations with the Agent and the Lenders to amend or otherwise restructure the Credit Agreement. The Borrower breached the Fourth Amendment by failing to comply with Section 3.c thereof in respect of paragraph 4(m) of the Waiver Agreement (the "Fourth Amendment Default"). The Borrower, the Agent and the Lenders acknowledge and agree that the Fourth Amendment Default shall hereby be an additional Acknowledged Default. The Borrower, the Agent and the Lenders are continuing to negotiate but have not yet reached an agreement on such amendment or restructuring and the Borrower has, therefore, requested an additional period of time in which to continue such negotiations.

         The Lenders and the Agent are willing to continue to waive the Acknowledged Defaults provisionally for an additional period of time and to defer the exercise of remedies in respect of the Acknowledged Defaults during such period subject to the express terms and provisions of this Fifth Amendment. This Fifth Amendment shall be deemed to be one of the Loan Documents under and pursuant to the Credit Agreement.

         NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Effect of Amendment and Acknowledgments by Borrower. Except as expressly amended hereby, the Fourth Amendment, the Third Amendment, the Second Amendment, the First Amendment, the Waiver Agreement, the Credit Agreement and each other Loan Document, shall be and remain in full force and effect. The amendments granted in this Fifth Amendment are specific and limited and shall not constitute a modification, acceptance or waiver of any other provision of the Fourth Amendment, the Third Amendment, the Second Amendment, the First Amendment, the Waiver Agreement, the Credit Agreement, the other Loan Documents or any other document or instrument entered into in connection therewith, or a future modification, acceptance or waiver of the provisions set forth therein. For avoidance of doubt, but in no way limiting the scope and breadth of the previous sentences in this paragraph, each Credit Party hereby reaffirms each of the acknowledgments and agreements made by it in Sections 1 (except as expressly amended in Section 3(a) below), 6 and 7 of the Waiver Agreement as if each such acknowledgment and agreement was made as of the date hereof.

         2. Capitalized Terms. All capitalized undefined terms used in this Fifth Amendment shall have the meanings assigned thereto in the Waiver Agreement.
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         3. Amendment of Waiver Agreement. The Waiver Agreement shall be hereby amended as follows:

         a. Section 1 shall hereby be amended by deleting paragraph 1(c) and replacing it in its entirety with the following:

                  "(c) The Loans outstanding as of the date hereof are in an amount equal to $144,336,000.00 (the "Existing Loans") and the L/C Obligations outstanding as of the date hereof are in an amount equal to $6,515,000.00 (the "Existing L/C Obligations", and, together with the Existing Loans, the "Existing Extensions of Credit") and no Credit Party has any defense or right of offset with respect to such amounts."

         b. Section 2 shall hereby be amended by deleting Section 2 and replacing it in its entirety with the following:

                  "Provisional Waiver and Limited Deferral. The Lenders and the Agent respectively agree to waive the Acknowledged Defaults provisionally and to defer the exercise of any rights or remedies arising by reason of Events of Default that have occurred solely as a result of the occurrence of the Acknowledged Defaults until that date (as so extended and as may be further extended, the "Waiver Maturity Date") which is the earliest to occur of: (a) August 1, 2001; (b) the occurrence of any Event of Default other than (i) the Acknowledged Defaults or (ii) any breach of the financial covenants that are the subject of the Acknowledged Defaults as of the fiscal quarters ending March 31, 2000, June 30, 2000, September 30, 2000, December 31, 2000,
         March 31, 2001 and June 30, 2001; (c) any Event of Default (as such term is defined in the Senior Note Indenture (as defined below)) that shall have occurred under the Indenture dated as of March 16, 1998, by and among the Borrower, the subsidiaries acting as Guarantors thereto, and U.S. Bank National Association, a national banking association, successor to the First National Bank of Chicago, as Trustee (the "Senior Note Indenture"); or (d) the breach of any of the further conditions or agreements provided in the Waiver Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and this Fifth Amendment, it being agreed that the breach of any such further condition or agreement shall constitute an immediate Default and Event of Default under the Credit Agreement."

         c. Section 3 shall hereby be amended by adding the following sentence to the end of clause (i) of subparagraph 3(b):

                  "Notwithstanding anything in the Loan Documents to the contrary, the Borrower shall not be obligated to make any repayments of the Existing Loans (and the Aggregate Commitment shall not be reduced) under this subparagraph 3(b)(i) solely in respect of the amounts and the transactions which are set forth on Exhibit "A" hereto."

         d. Section 3 shall be further amended by adding the following sentence to the end of clause (ii) of subparagraph 3(b):

                  "Any Excess Cash generated from and after the date of the Fifth Amendment is not required to be applied by the Borrower to reduce the Aggregate Commitment or to repay the Existing Loans pursuant to the terms of this clause (ii)."

         e. Section 3 shall be further amended by adding the following clause
(iii) to the end of subparagraph 3(b):

                  "(iii) The Aggregate Commitment, in addition to all other reductions set forth in paragraph 3(b) hereof, shall hereafter be further permanently reduced and the principal amount of the Existing Loans further repaid by an amount equal to one hundred percent (100%) of the gross cash proceeds, net of all reasonable costs of sale and taxes paid or payable as a result thereof by the Borrower and its Subsidiaries and net of such other liabilities, costs and expenses as are reasonably acceptable to the Agent and the Lenders, from the sale or other disposition of any or all assets or equity ownership interest in the entities listed on Schedule "1" hereto or any Subsidiary thereof (including any such Person's equity ownership in any Person)."

         f. Section 4 shall hereby be amended by deleting paragraph 4(h) and replacing it in its entirety with the following:

                  "(h) The amount of disbursements in each two (2) consecutive week period by the Borrower and its Subsidiaries shall not exceed by more than five percent (5%) the amount of disbursements for such two
         (2) week period set forth in the Cash Flow Projection (the "Variance"); provided, that the Borrower and its Subsidiaries may use the Carve Out that is not required to be turned over to the Lenders to make any additional disbursements; provided, further, that the reasonable fees and expenses of the Borrower in respect of the Investment Banker and the Restructure Consultant (as defined below) (including reasonable legal and other professional fees associated solely with the restructuring of the debt of the Borrower and its Subsidiaries or exploring strategic alternatives) shall be excluded from the calculation of the Variance; and, provided, further, that any expenditures of the Borrower in respect of insurance (including collateral requirements in respect of existing insurance or replacement insurance programs) will be excluded from the bi-weekly calculation of the Variance but not from the calculation of the Variance on the Waiver Maturity Date."

         g. Section 4 shall hereby be further amended by adding the following paragraph 4(n) to the end of Section 4:

                  "(n) No later than thirty (30) days from the date of this Fifth Amendment, the Borrower shall have engaged an investment banker with expertise in restructuring matters (the "Restructure Consultant") to assist the Borrower and its domestic Subsidiaries in the restructuring of their debt and in determining strategic alternatives. The Agent and the Lenders shall be provided with an executed copy of the engagement letter between the Borrower and the Restructure Consultant promptly upon such letter's execution. The Restructure Consultant shall provide to the Borrower, with a copy to the Agent and the Lenders by no later than June 30, 2001 a written restructuring and strategic alternatives report for the Borrower and its domestic Subsidiaries. The Agent and the Lenders shall be permitted to have reasonable access to, and discussions with, the Restructure Consultant; provided that the Borrower and/or the Borrower's representatives shall be permitted to be present during such access to, and discussions with, the Restructure Consultant; provided, further, that the Agent and the Lenders shall not be precluded from speaking directly with the Restructure Consultant without the Borrower being present during such access to, and discussions with, the Restructure Consultant upon Borrower's prior written consent to such effect, which consent may be granted or withheld in the Borrower's absolute discretion."

         4. Release. Each Credit Party, on behalf of itself and any Person claiming by, through, or under such Credit Party, acknowledges that it has no claim, counterclaim, setoff, action or cause of action of any kind or nature whatsoever ("Claims") against all or any of the Agent, the Lenders or any of the Agent's or the Lenders' directors, officers, employees, agents, attorneys, financial advisors, accountants, legal representatives, successors and assigns (the Agent, the Lenders and their directors, officers, employees, agents, attorneys, financial advisors, accountants, legal representatives, successors and assigns are jointly and severally referred to as the "Lender Group"), that directly or indirectly arise out of or are based upon or in any manner connected with any "Prior Event" (as defined below), and each Credit Party, on behalf of itself and any Person claiming by, through or under such Credit Party, hereby releases the Lender Group from any liability whatsoever should any Claims nonetheless exist. As used herein the term "Prior Event" means any transaction, event, circumstances, action, failure to act or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun prior to the execution of this Fifth Amendment and occurred, existed, was taken, permitted or begun in accordance with, pursuant to or by virtue of any terms of this Fifth Amendment, the transactions referred to herein, any Loan Document or oral or written agreement relating to any of the foregoing, including without limitation any approval or acceptance given or denied.

         5. Representations and Warranties. By its execution hereof, the Borrower hereby certifies on behalf of itself and the other Credit Parties that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein, and that as of the date hereof no Default or Event of Default (other than Events of Default occurring as a result of the occurrence of the Acknowledged Defaults) has occurred and is continuing. Additionally, the Borrower on behalf of itself and the other Credit Parties represents and warrants that, since July 14, 2000, no event which has had, or could reasonably be expected to have, a Material Adverse Effect has occurred, except as previously disclosed in writing to the Agent (which includes any public disclosures made in Borrower's press releases or filings with the Securities and Exchange Commission, provided that such press releases and filings were provided to SSL for the benefit of the Agent).

         6. Conditions. The effectiveness of this Fifth Amendment shall be conditioned upon the following:

         a. The following documents shall have been duly authorized and executed by the parties thereto, shall be in full force and effect and no default shall exist thereunder, and the Borrower shall have delivered original counterparts thereof to the Agent:

                  (i) this Fifth Amendment, duly executed and delivered by the Credit Parties, the Agent and the Lenders constituting Required Lenders;

                  (ii) a cash flow projection (the "Cash Flow Projection") for the Borrower and its Subsidiaries for each week up through and including August 1, 2001 which shall be attached hereto as Exhibit "B" and which shall be in the form and substance satisfactory to the Lender Financial Consultant; and

                  (iii) such other documents, certificates and instruments as the Agent reasonably requests.

         b. The Borrower shall have paid all outstanding fees and expenses, to the extent that the Borrower has received an invoice for such fees and expenses, through the date hereof of SSL and the Lender Financial Consultant.

         c. The Borrower shall have made a payment in the aggregate amount of one million two hundred fifty thousand ($1,250,000) dollars to the Agent and the Lenders in respect of the principal amount of the Existing Loans which payment shall be distributed to the Lenders pro rata in accordance with their respective Commitment Percentages and shall be deemed a permanent reduction of the Aggregate Commitment.

         7. Governing Law. THE WAIVER AGREEMENT, AS AMENDED BY THE FIRST AMENDMENT, THE SECOND AMENDMENT, THE THIRD AMENDMENT, THE FOURTH AMENDMENT AND AS AMENDED HEREIN, AND EACH OTHER LOAN DOCUMENT, UNLESS OTHERWISE EXPRESSLY SET FORTH THEREIN, SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

         8. Miscellaneous.

         a. Reversal of Payments. To the extent the Borrower makes a payment or payments to the Agent for the ratable benefit of Lenders pursuant to the Waiver Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and as amended herein, the Notes or any other Loan Document which payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Agent.

         b. Arbitration.

                              (i) Binding Arbitration. Upon demand of any party,
                  whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to the Waiver Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and as amended herein, the Notes or any other Loan Documents ("Disputes"), between or among parties to this Fifth Amendment, the Notes or any other Loan Document shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from Loan Documents executed in the future, or claims concerning any aspect of the past, present or future relationships arising out or connected with the Loan Documents. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Charlotte, North Carolina. The expedited procedures set forth in Rule 51, et seq., of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted. The arbitrators shall be appointed as provided in the Arbitration Rules.

                              (ii) Preservation of Certain Remedies.
                  Notwithstanding the preceding binding arbitration provisions, the Agent and the Lenders preserve, without diminution, certain remedies that the Agent and the Lenders may employ or exercise freely, either alone, in conjunction with or during a Dispute. The Agent and the Lenders shall have and hereby reserve the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies: (A) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in the Loan Documents or under applicable law or by judicial foreclosure and sale, (B) all rights of self help including peaceful occupation of property and collection of rents, set off, and peaceful possession of property and (C) obtaining provisions or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding. Preservation of these remedies does not limit the power of any arbitrator to grant similar remedies that may be requested by a party in a Dispute.

         c. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE AGENT, EACH LENDER AND THE BORROWER HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THE WAIVER AGREEMENT, AS AMENDED BY THE FIRST AMENDMENT, THE SECOND AMENDMENT, THE THIRD AMENDMENT, THE FOURTH AMENDMENT AND AS AMENDED HEREIN, THE NOTES OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

         d. Survival of Terms of Agreement. The waivers, agreements, covenants, representations and warranties of each Credit Party in the Waiver Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and as amended herein, shall survive the Waiver Maturity Date.

         e. Side Letter. The letter from the Borrower to the Agent dated July 17, 2000 that was executed in connection with the Second Amendment shall remain in full force and effect and shall be a Loan Document.

         9. Counterparts. This Fifth Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.


                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed as of the date and year first above written.

                                       BORROWER:

                                       RURAL/METRO CORPORATION, a Delaware
                                            corporation

                                       By:  /s/  John S. Banas III
                                            -----------------------------------
                                            Name:  John S. Banas III
                                            Title:  Assistant Secretary



                            [Signature pages follow.]

                                    LENDERS:

                                    FIRST UNION NATIONAL BANK,
                                    as Agent and Lender

                                    By:  /s/  Ron R. Ferguson
                                         --------------------------------------
                                         Name:  Ron R. Ferguson
                                         Title:  Senior Vice President

                                    FLEET BANK, N.A., as Lender

                                    By:  /s/  G. Christopher Miller
                                         --------------------------------------
                                         Name:  G. Christopher Miller
                                         Title:  Vice President

                                    OAKTREE CAPITAL MANAGEMENT, LLC, as
                                    general partner and/or investment manager of certain funds and accounts it manages.

                                    By:  /s/
                                         --------------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------

                                    ABN AMRO BANK NV, as Lender

                                    By:  /s/  William J. Teresky, Jr.
                                         --------------------------------------
                                         Name:  William J. Teresky, Jr.
                                         Title:  Group Vice President

                                    WELLS FARGO BANK, as Lender

                                         /s/  Sylvia Vargas
                                         --------------------------------------
                                         Sylvia Vargas
                                         Vice President

                                    GENERAL ELECTRIC CAPITAL
                                    CORPORATION, as Lender


                                         /s/  William S. Richardson
                                         --------------------------------------
                                         William S. Richardson
                                         Duly Authorized Signatory

                                    BANK OF AMERICA NATIONAL TRUST AND
                                    SAVINGS ASSOCIATION, as Lender


                                         /s/  Robert J. Likos
                                         --------------------------------------
                                         Robert J. Likos
                                         Vice President

                                    BNP PARIBAS, as Lender


                                         /s/  Edward V. Canale
                                         --------------------------------------
                                         Edward V. Canale
                                         Managing Director


                                         /s/  Kathryn B. Quinn
                                         --------------------------------------
                                         Kathryn B. Quinn
                                         Vice President

By execution hereof, the undersigned Subsidiary Guarantors hereby acknowledge and agree to the terms hereof; hereby reaffirm their respective obligations under the Subsidiary Guaranty and the Intercompany Subordination Agreement; acknowledge that the Guaranty Obligations with respect to the Subsidiary Guaranty include the obligations under this Fifth Amendment; acknowledge that the Senior Debt as defined in and with respect to the Intercompany Subordination Agreement include the obligations under this Fifth Amendment; and hereby agree that the terms of the Subsidiary Guaranty shall remain in full force and effect notwithstanding any event or condition which has occurred.


ACCEPTED AND AGREED TO AS OF APRIL 23, 2001.

AID AMBULANCE AT VIGO COUNTY, INC., an Indiana corporation, AMBULANCE TRANSPORT SYSTEMS, INC., a New Jersey corporation, AMERICAN LIMOUSINE SERVICE, INC., an Ohio corporation, ARROW AMBULANCE, INC., an Idaho corporation, BEACON TRANSPORTATION, INC., a New York corporation, COASTAL EMS, INC., a Georgia corporation, CORNING AMBULANCE SERVICE INC., a New York corporation, DONLOCK, LTD., a Pennsylvania corporation, E.M.S. VENTURES, INC., a Georgia corporation, EMS VENTURES OF SOUTH CAROLINA, INC., a South Carolina corporation, EASTERN AMBULANCE SERVICE, INC., a Nebraska corporation, EASTERN PARAMEDICS, INC., a Delaware corporation, GOLD CROSS AMBULANCE SERVICES, INC., a Delaware corporation, GOLD CROSS AMBULANCE SERVICE OF PA., INC., an Ohio corporation, KEEFE & KEEFE, INC., a New York corporation, KEEFE & KEEFE AMBULETTE, LTD., a New York corporation, LASALLE AMBULANCE INC., a New York corporation, MEDI-CAB OF GEORGIA, INC., a Delaware corporation, MEDICAL EMERGENCY DEVICES AND SERVICES
(MEDS), INC., an Arizona corporation, MEDICAL TRANSPORTATION SERVICES, INC., a South Dakota corporation, MEDSTAR EMERGENCY MEDICAL SERVICES, INC., a Delaware corporation, MERCURY AMBULANCE SERVICE, INC., a Kentucky corporation, METRO CARE CORP., an Ohio corporation, MO-RO-KO, INC., an Arizona corporation, MULTI CAB INC., a New Jersey corporation, MULTI-CARE INTERNATIONAL, INC., a New Jersey corporation, MULTI-CARE MEDICAL CAR SERVICE, INC., a New Jersey corporation, MULTI-HEALTH CORP., a Florida corporation, MYERS AMBULANCE SERVICE, INC., an Indiana corporation, NATIONAL AMBULANCE & OXYGEN SERVICE, INC., a New York corporation, NORTH MISS. AMBULANCE SERVICE, INC., a Mississippi corporation, PROFESSIONAL MEDICAL SERVICES, INC., an Arkansas corporation, RISC AMERICA ALABAMA FIRE SAFETY SERVICES, INC., a Delaware corporation, RMFD OF NEW JERSEY, INC., a Delaware corporation, R/M MANAGEMENT CO., INC., an Arizona corporation, R/M OF MISSISSIPPI, INC., a Delaware corporation, R/M OF TENNESSEE G.P., INC., a Delaware corporation, R/M OF TENNESSEE L.P., INC., a Delaware corporation, R/M OF TEXAS G.P., INC., a Delaware corporation, R/M PARTNERS, INC., a Delaware corporation, RMC CORPORATE CENTER, L.L.C., an Arizona limited liability company,
By: RURAL/METRO CORPORATION, an Arizona corporation, Its Member, RURAL/METRO ARGENTINA, L.L.C., an Arizona limited liability company, By: RURAL/METRO INTERNATIONAL, INC., a Delaware corporation, Its Member, RURAL/METRO BRASIL, L.L.C., an Arizona limited liability company, By: RURAL/METRO INTERNATIONAL, INC., a Delaware corporation, Its Member, RURAL/METRO CANADIAN HOLDINGS, INC., a Delaware corporation, RURAL/METRO COMMUNICATIONS SERVICES, INC., a Delaware corporation, RURAL/METRO CORPORATION, an Arizona corporation, RURAL/METRO CORPORATION OF FLORIDA, a Florida corporation, RURAL/METRO CORPORATION OF TENNESSEE, a Tennessee corporation, RURAL/METRO FIRE DEPT., INC., an Arizona corporation, RURAL/METRO HOSPITAL SERVICES, INC., a Delaware corporation


                                    By:  /s/  John S. Banas III
                                         --------------------------------------
                                         Name:  John S. Banas III
                                         Title: Secretary

RURAL/METRO INTERNATIONAL, INC., a Delaware corporation, RURAL/METRO LOGISTICS, INC., a Delaware corporation, RURAL/METRO MID-ATLANTIC, INC., a Delaware corporation, RURAL/METRO MID-SOUTH, L.P., a Delaware limited partnership, By:
R/M OF TENNESSEE G.P., INC., a Delaware corporation, Its General Partner, RURAL/METRO OF ALABAMA, INC., a Delaware corporation, RURAL/METRO OF ARGENTINA, INC., a Delaware corporation, RURAL/METRO OF ARKANSAS, INC., a Delaware corporation, RURAL/METRO OF ARLINGTON, INC., a Delaware corporation, RURAL/METRO OF BRASIL, INC., a Delaware corporation, RURAL/METRO OF CALIFORNIA, INC., a Delaware corporation, RURAL/METRO OF CENTRAL ALABAMA, INC., a Delaware corporation, RURAL/METRO OF CENTRAL COLORADO, INC., a Delaware corporation, RURAL/METRO OF CENTRAL OHIO, INC., a Delaware corporation, RURAL/METRO OF COLORADO, a Delaware corporation, RURAL/METRO OF GEORGIA, INC., a Delaware corporation, RURAL/METRO OF GREATER SEATTLE, INC., a Washington corporation, RURAL/METRO OF INDIANA, INC., a Delaware corporation, RURAL/METRO OF INDIANA, L.P., a Delaware limited partnership, By: THE AID AMBULANCE COMPANY, INC., a Delaware corporation, Its General Partner, RURAL/METRO OF INDIANA II, L.P., a Delaware limited partnership, By: THE AID AMBULANCE COMPANY, INC., a Delaware corporation, Its General Partner, RURAL/METRO OF KENTUCKY, INC., a Delaware corporation, RURAL/METRO OF MISSISSIPPI, INC., a Delaware corporation, RURAL/METRO OF NEBRASKA, INC., a Delaware corporation, RURAL/METRO OF NEW YORK, INC., a Delaware corporation, RURAL/METRO OF NORTH FLORIDA, INC., a Florida corporation, RURAL/METRO OF NORTH TEXAS, L.P., By: R/M OF TEXAS G.P., INC., a Delaware corporation, Its General Partner, RURAL/METRO OF NORTHERN OHIO, INC., a Delaware corporation, RURAL/METRO OF OHIO, INC., a Delaware corporation, RURAL/METRO OF OREGON, INC., a Delaware corporation, RURAL/METRO OF ROCHESTER, INC., a New York corporation, RURAL/METRO OF SAN DIEGO, INC., a California corporation, RURAL/METRO OF SOUTH CAROLINA, INC., a Delaware corporation, RURAL/METRO OF SOUTH DAKOTA, INC., a Delaware corporation, RURAL/METRO OF SOUTHERN OHIO, INC., an Ohio corporation, RURAL/METRO OF TENNESSEE, L.P., a Delaware limited partnership, By: R/M OF TENNESSEE G.P., INC., a Delaware corporation, Its General Partner, RURAL/METRO OF TEXAS, INC., a Delaware corporation, RURAL/METRO OF TEXAS, L.P., a Delaware limited partnership, By: R/M OF TEXAS G.P., INC., a Delaware corporation, Its General Partner, RURAL/METRO PROTECTION SERVICES, INC., an Arizona corporation, RURAL/METRO TEXAS HOLDINGS, INC., a Delaware corporation, SW GENERAL, INC., an Arizona corporation, SIOUX FALLS AMBULANCE, INC., a South Dakota corporation, SOUTH GEORGIA EMERGENCY MEDICAL SERVICES, INC., a Georgia corporation, SOUTHWEST AMBULANCE AND RESCUE OF ARIZONA, INC., an Arizona corporation, SOUTHWEST AMBULANCE OF CASA GRANDE, INC., an Arizona corporation, SOUTHWEST AMBULANCE OF TUCSON, INC., an Arizona corporation, SOUTHWEST GENERAL SERVICES, INC., an Arizona corporation, THE AID AMBULANCE COMPANY, INC., a Delaware corporation, THE AID COMPANY, INC., an Indiana corporation, TOWNS AMBULANCE SERVICE, INC., a New York corporation, VALLEY FIRE SERVICE, INC., a Delaware corporation, W & W LEASING COMPANY, INC., an Arizona corporation


                                    By:  /s/  John S. Banas III
                                         --------------------------------------
                                         Name:  John S. Banas III
                                         Title: Secretary

                                   SCHEDULE 1

                              RURAL/METRO ARGENTINA

Rural/Metro of Argentina S.A.
Rural/Metro Inversora SRL
Rural/Metro Argentina, LLC
ECCO S.A. (f/k/a Peimu S.A.)
Gea S.A. (in the process of being merged into ECCO)
Samti Sala Movil de Terapia Intensive SRL
Instituto de Investigaciones del Corazon Inicor S.A.
    (normally referred to as SUME)
Screen Medico S.A.

                                    EXHIBIT A

                    EXCLUDED PROCEEDS FROM ASSET DISPOSITIONS

                                    EXHIBIT B

                          FORM OF CASH FLOW PROJECTION